Exhibit 10.1

AMENDMENT NO. 3
AMENDMENT NO. 3, dated as of August 22, 2014 (this “Agreement”), to the Credit Agreement dated as of September 7, 2012, as amended prior to the date hereof (as so amended, the “Credit Agreement”), among D.R. HORTON, INC., a Delaware corporation (the “Borrower”), THE ROYAL BANK OF SCOTLAND PLC, as administrative agent (in such capacity, the “Administrative Agent”) and the Lenders party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, concurrently herewith, the Administrative Agent and the Additional Lenders agree with the Borrower to provide additional Revolving Credit Commitments in the aggregate amount of $350,000,000 (the “Additional Commitments”), which Additional Commitments shall increase the aggregate amount of outstanding Revolving Credit Commitments under the Credit Agreement to $975,000,000 pursuant to Section 2.18 of the Credit Agreement (the “Facility Increase”);
WHEREAS, the Borrower, the Administrative Agent and the Lenders party hereto (including the Additional Lenders) desire to extend the Revolving Credit Facility Termination Date in respect of certain of the Revolving Credit Commitments under the Credit Agreement to September 7, 2019 in accordance with the Extension Request dated as of July 1, 2014 and pursuant to Section 2.17 of the Credit Agreement (the “Revolving Credit Commitment Extension”);
WHEREAS, the parties hereto wish to make certain other amendments authorized by Section 9.2 of the Credit Agreement; and
WHEREAS, RBS Securities Inc. is acting as the sole lead arranger and bookrunner (in such capacity, the “Sole Lead Arranger”), Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are acting as co-arrangers (each, a “Co-Arranger” and together the “Co-Arrangers”), and SunTrust Robinson Humphrey, Inc. and U.S. Bank National Association are acting as managing agents (each a “Managing Agent” and together the “Managing Agents”) in connection with the Facility Increase and the Maturity Extension contemplated hereby;
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments. Subject to the occurrence of the Amendment Effective Date, the Credit Agreement is hereby amended as set forth in this Section 1.
(a)Section 1.1 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definitions:
“Amendment No. 3” means the Amendment No. 3 to Credit Agreement dated as of August 22, 2014 among the Borrower, the Administrative Agent and the Lenders party thereto.
“Amendment No. 3 Effective Date” means August 22, 2014, the date on which Amendment No. 3 became effective.
(b)The definition of “Aggregate Revolving Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended to replace the last sentence with the following:
“As of the Amendment No. 3 Effective Date, the Aggregate Revolving Credit Commitment is $975,000,000.”
(c)The definition of “Aggregate Revolving Credit Facility Limit” in Section 1.1 of the Credit Agreement is hereby amended by replacing “$1,000,000,000” with “$1,250,000,000”.

(d)The definition of “LIBO Rate” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety with the following:
“LIBO Rate” means, with respect to any Eurodollar Ratable Advance or Eurodollar Bid Rate Advance for any Eurodollar Interest Period, the London Interbank Offered Rate (“LIBOR”) as published by a nationally recognized service such as Reuters (a “Screen Rate”), at approximately 11:00 a.m., London time, two Business Days prior to the commencement of the Eurodollar Interest Period for such Eurodollar Ratable Advance or Eurodollar Bid Rate Advance, as the rate for dollar deposits with a maturity comparable to such Eurodollar Interest Period. Notwithstanding anything to the contrary set forth above, in the event the rate determined pursuant to the preceding sentence shall be less than zero, then (for the avoidance of doubt) the LIBO Rate shall be deemed to be zero for purposes of this Agreement. In the absence of a period comparable to the applicable Interest Period being available as a Screen Rate (a “Discontinued Interest Period”), then (provided there are Screen Rates for other Interest Periods for Dollars) the LIBO Rate shall mean the Interpolated Screen Rate as of approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. “Interpolated Screen Rate” shall be the rate determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate which results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which that Screen Rate is available for Dollars) which is less than the relevant Discontinued Interest Period and (b) the Screen Rate for the shortest period (for which that Screen Rate is available for Dollars) which exceeds the relevant Discontinued Interest Period, each as of approximately 11:00 a.m. (London time) two Business Days prior to the commencement of the Discontinued Interest Period.
(e)The definition of “Issuing Bank” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety with the following:
“Issuing Bank” means RBS, JP Morgan Chase Bank, N.A., Wells Fargo Bank, National Association, U.S. Bank National Association and each other Revolving Credit Lender, if any, designated by the Borrower by notice to the Administrative Agent that agrees to serve as an Issuing Bank hereunder.
(f)The definition of “Prime Rate” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety with the following:
“Prime Rate” means the rate of interest most recently published in the Money Rates section of The Wall Street Journal from time to time as the Prime Rate in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical Release H.15 (519) (Selected Interest Rates) as the "bank prime loan" rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative Agent). Any change in such prime rate shall take effect at the opening of business on the day specified in the public announcement of such change.
(g)The definition of “Revolving Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended to replace the last sentence with the following:
“The Revolving Credit Commitment of each Lender as of the Amendment No. 3 Effective Date is set forth on Schedule 1.”
(h)The definition of “Revolving Credit Facility Termination Date” in Section 1.1 of the Credit Agreement is hereby amended by replacing “September 7, 2018” with “September 7, 2019”.
(i)The definition of “Series A Revolving Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended to replace the last sentence with the following:

“As of the Amendment No. 3 Effective Date, the aggregate amount of Series A Revolving Credit Commitments is $975,000,000.”
(j)The definition of “Series B Revolving Credit Commitment” in Section 1.1 of the Credit Agreement is hereby amended to replace the last sentence with the following:
“As of the Amendment No. 3 Effective Date, the aggregate amount of Series B Revolving Credit Commitments is $0.”
(k)Section 4.2(v) of the Credit Agreement is hereby amended to replace the proviso with the following:
“provided that, subject to clauses (vi) and (vii) below, (A) Letters of Credit with an aggregate face amount of up to 10% of the Aggregate L/C Limit may have expiry dates up to 36 months after the date of issuance or last renewal and (B) Letters of Credit with an aggregate face amount (together with the aggregate face amount of Letters of Credit referred to in the preceding clause (A)) of up to 50% of the Aggregate L/C Limit may have expiry dates up to 24 months after the date of issuance or last renewal;”
(l)Schedule 1 of the Credit Agreement is hereby replaced with Schedule 1 hereto.
(m)The Pricing Schedule of the Credit Agreement is hereby replaced with the Pricing Schedule hereto.
Section 2.Representations and Warranties. The Loan Parties represent and warrant as of the date hereof and the Amendment Effective Date (before and after giving effect to this Agreement) that:
(a)the representations and warranties contained in Article VI of the Credit Agreement are true and correct in all material respects on the date hereof, the date of the Extension Request and the Amendment Effective Date (except (i) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date and (ii) to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects); and
(b)no Default or Unmatured Default (i) has occurred and is continuing on the date hereof, the date of the Extension Request or the Amendment Effective Date or (ii) exists or would exist after giving effect to the Facility Increase.
Section 3.Conditions to Effectiveness. This Agreement, the Additional Commitments and the Revolving Credit Commitment Extension shall become effective and all conditions set forth in Sections 2.17 and 2.18 of the Credit Agreement shall be deemed satisfied, on the date (such date, the “Amendment Effective Date”) on which each of the following conditions is satisfied or waived:
(a)Certain Documents. The Administrative Agent shall have received on or prior to the Amendment Effective Date each of the following, each dated the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent and each in form and substance satisfactory to the Administrative Agent:
(i)this Agreement executed by all of the Lenders, the Loan Parties and the Administrative Agent;
(ii)certified copies of resolutions of the board of directors of each Loan Party approving the execution, delivery and performance of this Agreement and the other documents to be executed in connection herewith;

(iii)the articles of incorporation, by-laws, certificate of good standing, incumbency certificate and officer’s certificate of the Borrower described in Section 5.1(i), (ii) and (iii) of the Credit Agreement;
(iv)a bring-down certificate of each other Loan Party confirming the certificates and the attachments thereto described in Section 5.1(iv), (v) and (vi) of the Credit Agreement and delivered on the Closing Date remain true and correct as if made and delivered on the Amendment Effective Date;
(v)a certificate (1) signed by the chief financial officer, controller or chief accounting officer of the Borrower, stating that on the date of the Extension Request and the Amendment Effective Date, no Default or Unmatured Default has occurred and is continuing and that all of the representations and warranties in Article VI of the Credit Agreement are true and correct in all material respects (except (i) to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date and (ii) to the extent already qualified by materiality, in which case said representations and warranties are true and correct in all respects) and (2) of an Authorized Officer of the Borrower to the effect that each of the conditions set forth in Sections 2.17 and 2.18 of the Credit Agreement and this Section 3 are satisfied;
(vi)opinions of the Borrower’s internal and external counsel substantially similar to the opinions delivered on August 8, 2013 in connection with the Amendment No. 2, in form and substance reasonably satisfactory to the Administrative Agent; and
(vii)a copy of the plan and forecast (including a projected consolidated balance sheet, income statement and funds flow statement) of the Borrower for the current fiscal year, pursuant to Section 7.1(iii) of the Credit Agreement.
(b)Fees and Expenses Paid. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders (including any Additional Lender), as applicable, all fees and expenses (including reasonable fees and expenses of one counsel to the Administrative Agent) due and payable on or before the Amendment Effective Date and, in the case of expenses, invoiced at least two Business Days prior to the Amendment Effective Date.
Section 4.Expenses; Indemnification. The Borrower confirms that Section 10.6 of the Credit Agreement applies to this Agreement and the transactions contemplated hereby for the benefit of the Administrative Agent and the Sole Lead Arranger.
Section 5.Waiver. The Parties hereto waive the requirement in clause (i) of Section 2.18(b) of the Credit Agreement for the Borrower and each Additional Lender to execute and deliver a Commitment and Acceptance in connection with a Facility Increase.
Section 6.Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.
Section 7.Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 8.Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

Section 9.Effect of Agreement. Except as expressly set forth herein, this Agreement shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Agreement and the Credit Agreement shall be read together and construed as a single instrument; provided, however, that nothing herein shall be interpreted to change the date of the Credit Agreement. This Agreement shall constitute a Loan Document.
Section 10.Acknowledgement and Affirmation. Each of the Borrower and each Guarantor hereby (i) expressly acknowledges the terms of the Credit Agreement as amended hereby, (ii) ratifies and affirms after giving effect to this Agreement, the Additional Commitments and the Revolving Credit Commitment Extension, its obligations under the Loan Documents (including Guaranty Agreements (as defined in the Credit Agreement)) executed by the Borrower and/or such Guarantor and (iii) after giving effect to this Agreement, the Additional Commitments and the Revolving Credit Commitment Extension, acknowledges renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect. The Administrative Agent and each Lender hereby acknowledge and agree that UBS AG, Stamford Branch, which is not consenting to this Agreement, will be considered a Non-Consenting Lender and entitled to all the rights of a Non-Consenting Lender whose commitment has been terminated.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

D.R. HORTON, INC.

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and
Chief Financial Officer

[Signature Page to Amendment No. 3 to D.R. Horton Revolving Credit Agreement]

GUARANTORS:
C. RICHARD DOBSON BUILDERS, INC.
CH INVESTMENTS OF TEXAS, INC.
CHI CONSTRUCTION COMPANY
CHTEX OF TEXAS, INC.
CONTINENTAL HOMES, INC.
CONTINENTAL RESIDENTIAL, INC.
D.R. HORTON BAY, INC.
D.R. HORTON CRUCES CONSTRUCTION, INC.
D.R. HORTON, INC. - BIRMINGHAM
D.R. HORTON, INC. - CHICAGO
D.R. HORTON, INC. - DIETZ-CRANE
D.R. HORTON, INC. - FRESNO
D.R. HORTON, INC. - GREENSBORO
D.R. HORTON, INC. - GULF COAST
D.R. HORTON, INC. - HUNTSVILLE
D.R. HORTON, INC. - JACKSONVILLE
D.R. HORTON, INC. - LOUISVILLE
D.R. HORTON, INC. - MINNESOTA
D.R. HORTON, INC. - NEW JERSEY
D.R. HORTON, INC. - PORTLAND
D.R. HORTON, INC. - SACRAMENTO
D.R. HORTON, INC. - TORREY
D.R. HORTON LA NORTH, INC.
D.R. HORTON LOS ANGELES HOLDING COMPANY, INC.
D.R. HORTON MATERIALS, INC.
D.R. HORTON VEN, INC.
DRH CAMBRIDGE HOMES, INC.
DRH CONSTRUCTION, INC.
DRH REGREM XIV, INC.
DRH REGREM XV, INC.
DRH REGREM XVI, INC.
DRH REGREM XVII, INC.
DRH REGREM XVIII, INC.
DRH REGREM XIX, INC.
DRH REGREM XX, INC.
DRH REGREM XXI, INC.
DRH REGREM XXII, INC.
DRH REGREM XXIII, INC.
DRH REGREM XXIV, INC.
DRH REGREM XXV, INC.
DRH SOUTHWEST CONSTRUCTION, INC.
DRH TUCSON CONSTRUCTION, INC.
KDB HOMES, INC.
MEADOWS I, LTD.
MEADOWS II, LTD.
MEADOWS VIII, LTD.
MEADOWS IX, INC.
MEADOWS X, INC.
MELMORT CO.
MELODY HOMES, INC.
SCHULER HOMES OF CALIFORNIA, INC.
SCHULER HOMES OF OREGON, INC.

[Signature Page to Amendment No. 3 to D.R. Horton Revolving Credit Agreement]

SCHULER HOMES OF WASHINGTON, INC.
SCHULER MORTGAGE, INC.
SCHULER REALTY HAWAII, INC.
SHLR OF CALIFORNIA, INC.
SHLR OF COLORADO, INC.
SHLR OF NEVADA, INC.
SHLR OF UTAH, INC.
SHLR OF WASHINGTON, INC.
VERTICAL CONSTRUCTION CORPORATION
WESTERN PACIFIC FUNDING, INC.
WESTERN PACIFIC HOUSING, INC.
WESTERN PACIFIC HOUSING MANAGEMENT, INC.

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 3 to D.R. Horton Revolving Credit Agreement]

CONTINENTAL HOMES OF TEXAS, L.P.

By: CHTEX of Texas, Inc., its General Partner

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer
D.R. HORTON MANAGEMENT COMPANY, LTD.
D.R. HORTON - EMERALD, LTD.
D.R. HORTON - TEXAS, LTD.
DRH REGREM VII, LP
DRH REGREM XII, LP

By: Meadows I, Ltd., its General Partner

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer
SGS COMMUNITIES AT GRANDE QUAY, L.L.C.

By: Meadows IX, Inc., a Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

and

By: Meadows X, Inc., a Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer
DRH CAMBRIDGE HOMES, LLC
D.R. HORTON SERENITY CONSTRUCTION, LLC

By: D.R. HORTON, Inc. - Chicago, its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 3 to D.R. Horton Revolving Credit Agreement]

HPH HOMEBUILDERS 2000 L.P.
WESTERN PACIFIC HOUSING, L.P.
WESTERN PACIFIC HOUSING-ANTIGUA, LLC
WESTERN PACIFIC HOUSING-AVIARA, L.P.
WESTERN PACIFIC HOUSING-BOARDWALK, LLC
WESTERN PACIFIC HOUSING-BROADWAY, LLC
WESTERN PACIFIC HOUSING-CANYON PARK, LLC
WESTERN PACIFIC HOUSING-CARMEL, LLC
WESTERN PACIFIC HOUSING-CARRILLO, LLC
WESTERN PACIFIC HOUSING-COMMUNICATIONS HILL, LLC
WESTERN PACIFIC HOUSING-COPPER CANYON, LLC
WESTERN PACIFIC HOUSING-CREEKSIDE, LLC
WESTERN PACIFIC HOUSING-CULVER CITY, L.P.
WESTERN PACIFIC HOUSING-DEL VALLE, LLC
WESTERN PACIFIC HOUSING-LOMAS VERDES, LLC
WESTERN PACIFIC HOUSING-LOST HILLS PARK, LLC
WESTERN PACIFIC HOUSING-MCGONIGLE CANYON, LLC
WESTERN PACIFIC HOUSING-MOUNTAINGATE, L.P.
WESTERN PACIFIC HOUSING-NORCO ESTATES, LLC
WESTERN PACIFIC HOUSING-OSO, L.P.
WESTERN PACIFIC HOUSING-PACIFIC PARK II, LLC
WESTERN PACIFIC HOUSING-PARK AVENUE EAST, LLC
WESTERN PACIFIC HOUSING-PARK AVENUE WEST, LLC
WESTERN PACIFIC HOUSING-PLAYA VISTA, LLC
WESTERN PACIFIC HOUSING-POINSETTIA, L.P.
WESTERN PACIFIC HOUSING-RIVER RIDGE, LLC
WESTERN PACIFIC HOUSING-ROBINHOOD RIDGE, LLC
WESTERN PACIFIC HOUSING-SANTA FE, LLC
WESTERN PACIFIC HOUSING-SCRIPPS, L.P.
WESTERN PACIFIC HOUSING-SCRIPPS II, LLC
WESTERN PACIFIC HOUSING-SEACOVE, L.P.
WESTERN PACIFIC HOUSING-STUDIO 528, LLC
WESTERN PACIFIC HOUSING-TERRA BAY DUETS, LLC
WESTERN PACIFIC HOUSING-TORRANCE, LLC
WESTERN PACIFIC HOUSING-TORREY COMMERCIAL, LLC
WESTERN PACIFIC HOUSING-TORREY MEADOWS, LLC
WESTERN PACIFIC HOUSING-TORREY MULTI-FAMILY, LLC
WESTERN PACIFIC HOUSING-TORREY VILLAGE CENTER, LLC
WESTERN PACIFIC HOUSING-VINEYARD TERRACE, LLC
WESTERN PACIFIC HOUSING-WINDEMERE, LLC
WESTERN PACIFIC HOUSING-WINDFLOWER, L.P.
WPH-CAMINO RUIZ, LLC

By: Western Pacific Housing Management, Inc.,
its Manager, Member or General Partner

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 3 to D.R. Horton Revolving Credit Agreement]

SCHULER HOMES OF ARIZONA LLC
SHA CONSTRUCTION LLC

By: SRHI LLC,
its Member

By: SHLR of Nevada, Inc.
its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer
D.R. HORTON-SCHULER HOMES, LLC

By: Vertical Construction Corporation,
its Manager

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer
SRHI LLC

By: SHLR of Nevada, Inc.,
its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer
SSHI LLC

By: SHLR of Washington, Inc.,
its Member

By: /s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 3 to D.R. Horton Revolving Credit Agreement]

D.R. HORTON - REGENT, LLC
D.R. HORTON - CROWN, LLC
DRH REGREM XXVIII, LLC
DRH REGREM XXIX, LLC
DRH REGREM XXX, LLC

By: D.R. HORTON, Inc., its Member

By:	/s/ Bill W. Wheat
Bill W. Wheat
Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 3 to D.R. Horton Revolving Credit Agreement]

THE ROYAL BANK OF SCOTLAND PLC,
as Administrative Agent, Issuing Bank and Lender
By: /s/ Andrew Rothstein
Name: Andrew Rothstein
Title: Authorized Signatory

[Amendment No. 3 to D.R. Horton Credit Agreement]

CITIBANK N.A.,
as Lender
By: /s/ John C. Rowland
Name: John C. Rowland
Title: Vice President

[Amendment No. 3 to D.R. Horton Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Lender
By: /s/ Michael Shannon
Name: Michael Shannon
Title: Vice President
By: /s/ Michael Winters
Name: Michael Winters
Title: Vice President

[Amendment No. 3 to D.R. Horton Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Issuing Bank and Lender
By: /s/ Mohammad S. Hasan
Name: Mohammad S. Hasan
Title: Vice President

[Amendment No. 3 to D.R. Horton Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Issuing Bank and Lender
By: /s/ Elena Bennett
Name: Elena Bennett
Title: Senior Vice President

[Amendment No. 3 to D.R. Horton Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as Issuing Bank and Lender
By: /s/ Gregory N. Kaye
Name: Gregory N. Kaye
Title: SVP

[Amendment No. 3 to D.R. Horton Credit Agreement]

SUNTRUST BANK,
as Lender
By: /s/ Michael Kauffman
Name: Michael Kauffman
Title: Senior Vice President

[Amendment No. 3 to D.R. Horton Credit Agreement]

BRANCH BANKING AND TRUST COMPANY,
as Lender
By: /s/ Allen K. King
Name: Allen K. King
Title: Senior Vice President

[Amendment No. 3 to D.R. Horton Credit Agreement]

COMERICA BANK,
as Lender
By: /s/ Casey L. Stevenson
Name: Casey L. Stevenson
Title: Vice President

[Amendment No. 3 to D.R. Horton Credit Agreement]

BANK OF THE WEST,
as Lender
By: /s/ Benjamin Arroyo
Name: Benjamin Arroyo
Title: Vice President

[Amendment No. 3 to D.R. Horton Credit Agreement]

FIRST HAWAIIAN BANK,
as Lender
By: /s/ Susan Takeda
Name: Susan Takeda
Title: Vice President

[Amendment No. 3 to D.R. Horton Credit Agreement]

SCHEDULE 1
LENDERS AND COMMITMENTS

Series A Revolving Credit Lender	Series A Revolving Credit Commitments
The Royal Bank of Scotland plc	$125,000,000
Citibank N.A.	$125,000,000
Deutsche Bank Trust Company Americas	$125,000,000
JPMorgan Chase Bank, N.A.	$125,000,000
Wells Fargo Bank, National Association	$125,000,000
SunTrust Bank	$100,000,000
U.S. Bank National Association	$100,000,000
Branch Banking and Trust Company	$50,000,000
Comerica Bank	$50,000,000
Bank of the West	$30,000,000
First Hawaiian Bank	$20,000,000
Subtotal:	$975,000,000

Series B Revolving Credit Lender	Series B Revolving Credit Commitments
None	N/A
TOTAL:	$975,000,000

PRICING SCHEDULE
SERIES A REVOLVING CREDIT FACILITY

	Level I	Level II	Level III	Level IV	Level V
Leverage Ratio	< 0.25x	> 0.25x and < 0.50x	> 0.50x and < 0.75x	> 0.75x and < 1.00x	>1.00x
Applicable Eurodollar Margin	1.25%	1.50%	1.75%	2.00%	2.25%
Applicable Base Rate Margin	0.25%	0.50%	0.75%	1.00%	1.25%
Applicable Fee Rate	0.20%	0.25%	0.30%	0.30%	0.35%

SERIES B REVOLVING CREDIT FACILITY
N/A

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:
“Financials” means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.4 or Section 7.1(i) or (ii).
“Level” means the level (whether I, II, III, IV or V) in the foregoing table that corresponds to an applicable item in any other column in the foregoing table. For purposes of comparing Levels, Level I is referred to as the lowest Level and Level V as the highest Level.
“Pricing Level” means, with respect to each Applicable Rate, at any date, the Level in the foregoing table that corresponds to the current Level of the Leverage Ratio.
Each Applicable Rate shall be determined in accordance with the foregoing table based on the then current Pricing Level; provided that prior to the delivery of the first Compliance Certificate under Section 7.1(iv), the Pricing Level will be at Level III. Adjustments, if any, in each Applicable Rate resulting from a change in the Leverage Ratio shall be effective five Business Days after the Administrative Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 7.1, then, until five days after such Financials are so delivered, each Applicable Rate shall be at the highest Pricing Level set forth in the foregoing table.